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                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  May 1, 1998



                        CHANNELL COMMERCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)


DELAWARE                                  0-28582                 95-2453261
--------                                ------------             ------------
(State or other jurisdiction       (Commission File No.)       (I.R.S. Employer
of incorporation or organization)                            Identification No.)


                     26040 Ynez Road, Temecula, California
                    (Address of principal executive offices)

                                     92591
                                   (Zip Code)

                                 (909) 694-9160
              (Registrant's telephone number, including area code)
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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On May 1, 1998, Channell Commercial Corporation ("Channell"), a Delaware corporation, pursuant to a Share Purchase Agreement dated as of May 1, 1998, by and between the shareholders of A.C. Egerton (Holdings) Plc ("Egerton"), a public limited company incorporated in England and Wales, purchased all of the outstanding shares of Egerton for a purchase price of $26,800,000 in cash, notes and deferred consideration. The purchase price was paid $22,200,000 cash at closing and $4,600,000 in accordance with the terms of certain loan notes (subject to adjustment as set forth in the Share Purchase Agreement). The Share Purchase Agreement and attachments are filed herewith as Exhibit 2 and are incorporated herein by reference. The purchase price for the shares was determined based upon arms' length negotiations. The selling shareholders of Egerton are set out in the Share Purchase Agreement, Schedule 1, Part 1, Vendors Holdings; and, to Channell's knowledge, there was no material relationship between the selling shareholders and Channell or any of its affiliates, directors or officers or any associate of any director or officer. Egerton is a worldwide supplier of outside plant jointing and terminating products for both fiber optic and metallic telecommunications cable. In connection with the acquisition of Egerton, Channell entered into a Credit Agreement ("the Credit Agreement") with Fleet National Bank providing for a maximum principal advance amount of $25,000,000. The proceeds of the initial advance pursuant to the Credit Agreement and the liquidation of certain short-term investments of Channell were used to acquire the shares of Egerton. The Credit Agreement, including the exhibits and schedules thereto, is filed herewith as Exhibit 99 and is incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

     The financial statements required by this Item 7(a) will be filed by amendment of this Current Report on Form 8-K not later than 60 days after the date this Form 8-K was required to be filed.

     (b)  PRO FORMA FINANCIAL INFORMATION

     The pro forma financial information required by this Item 7(b) will be filed by amendment of this Current Report on Form 8-K not later than 60 days after the date this 8-K was required to be filed.
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     (c)  EXHIBITS

     2 Share Purchase Agreement and attachments between Channell and the selling shareholders of Egerton dated May 1, 1998.

     99   Credit Agreement and attachments between Channell and Fleet National
          Bank.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         CHANNELL COMMERCIAL CORPORATION
                         (Registrant)

Date:  May 15, 1998

                         By:  /s/ Gary W. Baker
                              -------------------------------------------
                              Gary W. Baker
                              Vice President, and Chief Financial Officer
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                                 EXHIBIT INDEX


          The following exhibits are hereby filed as part of this Form 8-K:

EXHIBIT
NUMBER         DESCRIPTION

  2 Share Purchase Agreement and attachments between Channell Commercial Corporation and the selling shareholders of A.C. Egerton (Holdings) Plc dated May 1, 1998.

  99 Credit Agreement and attachments between Channell Commercial Corporation (borrower) and Fleet National Bank (lender).